Pitney Bowes

Engineering the flow of communication

Michael J. Critelli

Chairman & Chief Executive Officer

Pitney Bowes


Why Some Companies
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Pitney Bowes

Engineering the flow of communication

Observations

- Constant Communication With Customers Is Essential
- Businesses Underestimate Their Communication Costs
- Business Generally Don't Appreciate the Range of Communication Solutions Provided by Pitney Bowes

$250 Billion Global Market Opportunity



Creation / Finishing
Printing
Presort/ Work Sharing
Data Processing
Fulfillment
List Management
Consolidation
Creative Services
Retail /Delivery
Originate ➡ Produce ➡ Distribute ➡ Receive ➡ Update
Copy/Print
Integrated Outsourcing
Facilities Management
Digital on Demand
Commercial Printing
Transaction Management
Archival / Retrieval

Growth Strategies

Mailstream Expansion	Document Management	Global Penetration	Cross-Selling
ENHANCE CORE BUSINESSES			

Fundamentals of Success

- Passion to Help Organizations Communicate Effectively
- Exceptional Technology and Know How
- Global Distribution Network
- Diverse, Talented Workforce
- Highly Ethical Standards

Five Changes

- Become More Integrated
- Introduce More Discipline into Business Processes
- Integrate Acquisition Capability with Focused Growth Strategy
- Diversify Customer Base and Solutions
- Think Big About Future Opportunities

More Integrated

- Disengaged From Non-Core Businesses
- Common Mission for Core Businesses
- Organize as "One Company" with Common Infrastructure
- Enterprise Relationship Development Group
- Integrated Re-Branding Campaign

More Discipline

- Incorporate Six-Sigma Performance Excellence Tools
- Streamline Infrastructure
- Review General and Administrative Expenses

Acquisitions

- Focused Acquisition Strategy in Mail and Document Management

- Demonstrated Success
  - Identifying Opportunities
  - Completing Acquisitions
  - Integrating Acquisitions

Diversification

- Increased Leasing and Rental Initiatives
- Expanded Value Proposition
- Upgraded Sales Capabilities
- Deliver Innovations More Quickly

Think Big

- Company-Wide, Top-Down Planning
- Not Business as Usual
- Stay Focused on Core Businesses

Market Opportunities - Criteria

- Markets are Energizing and Compelling
- Markets are Large and Growing
- Possess or Acquire Critical Capabilities For Success
- Ability to Become Market Leader

Growth Strategies

Mailstream Expansion	Document Management	Global Penetration	Cross-Selling

ENHANCE CORE BUSINESSES

Understanding the Mail Stream

- Stable Postal Rates Mean Higher Volumes
- Mail Volumes Are Large
  - 400 Billion Pieces Worldwide
- Opportunities to Add Value to Mail Pieces
  - Targeted and Personalized Mail
  - Direct Interaction Between Mailers and Postal Service
  - Consolidation of Mail to Reduce Cost and Increase Efficiency

Drivers of Mail

- Electronic Networks Generate Mail
- Mail and Documents Connect Organizations to Their Customers
- Mail Gets Through to Intended Recipients

Mail Value Chain

$80 Billion U.S. Opportunity


Creation /
Finishing
Printing
Presort/
Work Sharing
Data Processing
Fulfillment
List Management
Consolidation
Creative Services
Retail /Delivery

Originate ➡ Produce ➡ Distribute ➡ Receive ➡ Update

Mailstream Expansion Opportunities

- Intelligent Mail
- Work Sharing Services
- Postage and Carrier Payment Financing

Work Sharing Services



Intelligent Mail
Document Management
Enterprise Accounts
Cross-Selling
Presort / Work Sharing

Document Management Value Chain

Originate ➡ Produce ➡ Distribute ➡ Receive ➡ Update



Copy/Print
Facilities Management
Commercial Printing
Archival / Retrieval
Transaction Management
Digital on Demand
Integrated Outsourcing

$90 Billion U.S. Opportunity

Document Management

Content Management

- Internal and Customer Facing Material
  - Training Materials
  - Technical Documents
  - Sales Collateral

Transaction Communications

- Regular Communications to Customers
  - Customer Bills
  - Customer Statements
  - Letters

Global Penetration

- European Mailing Market Transition
  - From Monopoly to Competition
  - New Postal Competitors

- Emerging Market Opportunities
  - Japan
  - China
  - India
  - Brazil

Cross-Selling

- Focus on Enterprise Customers
- Expand Presence Internationally
- Leverage Technology-Based Tools

Pitney Bowes Advantages

- Expertise in Comprehensive Communication Processes
- Broad Range of Communication Solutions
- Opportune Time to Execute Growth Plan
- Well Positioned to Win Against Competition